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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement of AMRESCO, INC.
on Form S-3 (File No. 333-     ) of our report dated December 15, 1995, on our
audits of the consolidated financial statements of Quality Mortgage USA, Inc. We also consent to the reference to our firm under the caption "Experts."

COOPERS & LYBRAND L.L.P.
Newport Beach, California

October 9, 1996